GOLDMAN SACHS TRUST

Goldman Sachs Structured International Equity Funds

Class A, Class B, Class C, Institutional, Service,

Class IR and Class R Shares (as applicable)

of the

Goldman Sachs Structured Emerging Markets Equity Fund

Goldman Sachs Structured International Equity Fund

Goldman Sachs Structured International Small Cap Fund

(collectively, the “Funds”)

Supplement dated June 28, 2012 to the

Prospectus dated February 28, 2012 (the “Prospectus”)

The purpose of this supplement is to (1) update portfolio manager information for the Goldman Sachs Structured Emerging Markets Equity Fund and the Goldman Sachs Structured International Equity Fund and (2) update information for all of the Funds regarding the publication of portfolio holdings information.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus with respect to Goldman Sachs Structured Emerging Markets Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Strategies, has managed the Fund since 2010; Len Ioffe, CFA, Managing Director and Portfolio Manager, has managed the Fund since 2008; Dennis Walsh, Vice President, has managed the Fund since 2012; and Steve Jeneste, CFA, Managing Director, has managed the Fund since 2012.

Effective immediately, the second paragraph of the “Summary—Portfolio Management—Portfolio Managers” section of the Prospectus with respect to Goldman Sachs Structured International Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Ron Hua, CFA, Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Equity Alpha Strategies, has managed the Fund since 2011; William Fallon, Ph.D., Managing Director, Chief Investment Officer of Quantitative Investment Strategies—Macro Strategies, has managed the Fund since 2010; Len Ioffe, CFA, Managing Director and Portfolio Manager, has managed the Fund since 1997; Nellie Bronner, CFA, Managing Director, has managed the Fund since 2012; Denis Suvorov, CFA, Vice President, has managed the Fund since 2012; and James Park, Managing Director, has managed the Fund since 2012.

Effective immediately, in the “Service Providers—Fund Managers” section of the Prospectus, the following two rows are added to the “Quantitative Investment Strategies Team” table:

Steve Jeneste CFA, Managing Director	Portfolio Manager—Structured Emerging Markets Equity	2012	Mr. Jeneste joined the Investment Adviser as a member of the Quantitative Investment Strategies team in 1998. He is a senior member of the QIS research and portfolio management team.
James Park Managing Director	Portfolio Manager— Structured International Equity	2012	Mr. Park joined the Investment Adviser as a member of the Quantitative Resources Group in 2004. He is a senior member of the QIS research and portfolio management team.

Effective after the close of business July 31, 2012, the following replaces in its entirety the fifth and sixth sentences in “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a 60 calendar-day lag between the date of the information and the date on which the information is disclosed. The Funds may however, at their discretion, publish these holdings earlier than 60 calendar days, if deemed necessary by the Funds.

This Supplement should be retained with your Prospectus for future reference.

STINTPMSTK 06-12